SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-A
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7229694
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-A, a Trust created pursuant to the Pooling Agreement, dated February 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
May 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
March 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date
May 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$ 186,450.72 $ 751,274.87 $154,020,065.63

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.1 Monthly Statement to Certificateholders dated May 15,1998



Statement to Certificateholders (Page 1 of 2)

Distribution Date:						4/15/98 	5/15/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL
 AMOUNT)


A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed			7.753333 	4.846935
Investor Certificate Interest Shortfall Distributed		0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)		1	1
Investors Certificate Principal Distributed			5.119249 	1.202908
Principal Distribution Amount					5.119249 	1.202908
Maximum Principal Payment					55.350013 	43.634638
 Alternative Principal Payment				5.119249 	1.202908
Principal Collections less Additional Balances		5.119249 	1.202908
Investor Loss Amount Distributed to Investors		0.000000 	0.000000
 Accelerated Principal Distribution Amount			0.000000 	0.000000
 Credit Enhancement Draw Amount				0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)					12.872583 	6.049843

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance	"155,000,000.00 "	"154,206,516.35 "
Ending Investor Certificate Balance		"154,206,516.35 "	"154,020,065.63 "
Beginning Invested Amount			"155,000,000.00 "	"154,206,516.35 "
Ending Invested Amount			"154,206,516.35 "	"154,020,065.63 "
Investor Certificateholder Floating Allocation Percentage			98.5000% 	98.4924%
Pool Factor					0.9948808 	0.9936778
Liquidation Loss Amount for Liquidated Loans		0.00 	0.00
Unreimbursed Liquidation Loss Amount			0.00 	0.00

C.	POOL INFORMATION
Beginning Pool Balance				"157,360,406.09 "	"156,566,922.44 "
Ending Pool Balance					"156,566,922.44 "	"156,380,471.72 "
Servicer Removals form the Trust (Section 2.06)	0.00 	0.00
Servicing Fee					"65,566.84 "	"65,236.22 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate			5.815000% 	5.846250%
LIBOR Rate					5.625000% 	5.656250%
Maximum Rate				5.966301% 	7.032493%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
   No. of Accounts					10 	0
  Trust Balances					"239,421.91 "	0.00
Delinquent 60-89 days
   No. of Accounts					0 	2
   Trust Balances					0.00 	"98,281.24 "
Delinquent 90+ days
    No. of Accounts					1 	0
   Trust Balances					"31,492.11 "	0.00
Delinquent 9+ Months
    No. of Accounts					0 	0
   Trust Balances					0 	0
REO
   No. of Accounts					0 	0
  Trust Balances					0.00 	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						4/15/98 	5/15/98

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
	"this 8th day of May, 1998"


Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
as Servicer

			       _______________________________________

			        Sam Ilagan
			        Vice-President

Distribution List:
  Barbara Grosse - First National Bank of Chicago
	   Peter Cerwin - Merrill Lynch
  Lisa Fitzpatrick - Merrill Lynch
Lupe Montero - Countrywide Home Loans
Richard Marron - Countrywide Home Loans
Dave Walker - Countrywide Home Loans
SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-A



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: May 31, 1998